Exhibit 99.1

ELECTRIC VEHICLE COMPANY CANOO AND HENNESSY CAPITAL ACQUISITION CORP. IV ANNOUNCE CLOSING OF BUSINESS COMBINATION

Canoo to Trade Under Ticker “GOEV” on Nasdaq Beginning Tuesday, Dec. 22, 2020

New York, NY and Los Angeles, CA (December 21, 2020) – Canoo Holdings Ltd. (“Canoo”), a company developing breakthrough electric vehicles (“EV”) with a proprietary and highly versatile EV platform for personal and business use, and Hennessy Capital Acquisition Corp. IV (“HCAC”) (NASDAQ: HCAC, HCACW), a special purpose acquisition company, announced today the completion of their business combination (the “Business Combination”). The Business Combination was approved by HCAC stockholders at a special meeting held on December 21, 2020. Beginning on December 22, 2020, Canoo’s common stock and warrants will trade on the Nasdaq Global Select Market under the ticker symbols “GOEV” and “GOEVW,” respectively.

Tony Aquila, Executive Chairman of Canoo said, “This next chapter is a very important one for Canoo as we prepare to complete advanced testing of our innovative electric mobility platform and to bring our recently unveiled multi-purpose delivery vehicle to limited production in 2022, and to commercial production and rollout in 2023. On behalf of all of us at Canoo, we are committed and excited about our go-to-market opportunities and to bring both consumers and businesses the benefits of our platform. We are extremely passionate about fulfilling our mission to bring EVs to everyone.”

Canoo, which has designed the world’s flattest modular electric platform, is reimagining EV design, maximizing usable interior space and supporting a wide range of vehicle applications, including its recently unveiled multi-purpose delivery vehicle. With a unique platform architecture, defined by a self-contained, independently drivable rolling chassis that houses all of the most critical EV components, Canoo will deliver the market’s first true steer-by-wire platform. Paired with a composite leaf spring suspension, the technology enables the electric platform’s flat structure and maximizes vehicle interior space. The company’s proprietary electric drivetrain and battery systems are incorporated into the EV platform, which is the basis for all Canoo vehicles. Different cabins or “top hats” are paired on top of Canoo’s EV platform to create a variety of unique vehicles. Canoo’s highly modular approach will facilitate efficient production at scale and enable the rapid development of vehicles serving different markets and consumer segments at reduced cost, driven by research and development. For example, crash testing is primarily built into the electric platform, reducing costs and time to market.

Daniel J. Hennessy, the Chairman & CEO of HCAC said, “We are excited to see this merger successfully realized and congratulate Canoo on this milestone. Our commitment to sustainable technologies and infrastructure is resolute, and Canoo is a fitting long-term partner as we usher in a new era for urban mobility with innovative and affordable EVs. We look forward to collaborating with Canoo as they bring game-changing EV solutions to B2C and B2B markets and execute against their vision.”

BofA Securities is serving as exclusive financial advisor, and Cooley LLP is serving as legal advisor to Canoo. Nomura Securities International, Inc. and Stifel, Nicolaus & Company, Incorporated are serving as joint placement agents on the PIPE offering, and Stifel, Nicolaus & Company, Incorporated is serving as financial advisor to HCAC. Mayer Brown LLP is acting as counsel to the joint placement agents on the PIPE offering and as counsel to the financial advisor to HCAC, and Sidley Austin LLP is serving as legal advisor to HCAC. ICR, LLC is serving as communications advisor for Canoo.

About Canoo

Canoo is a Los Angeles-based company that has developed breakthrough electric vehicles that are reinventing the automotive landscape with bold innovations in design, pioneering technologies, and a unique business model that defies traditional ownership to put customers first. Distinguished by its experienced team – totaling over 350 employees from leading technology and automotive companies – Canoo has designed a modular electric platform purpose-built to deliver maximum vehicle interior space and adaptable to support a wide range of vehicle applications for consumers and businesses.

For more information, please visit www.canoo.com.

For Canoo press materials, including photos, please visit press.canoo.com.

For investors, please visit investors.canoo.com.

Forward-Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity and market share, expectations and timing related to commercial product launches, ability to accelerate Canoo’s go-to-market strategy and capitalize on commercial opportunities, potential benefits of the transaction and the potential success of Canoo’s go-to-market strategy. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Canoo’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Canoo. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; failure to realize the anticipated benefits of the proposed business combination; risks relating to the uncertainty of the projected financial information with respect to Canoo; risks related to the rollout of Canoo’s business and the timing of expected business milestones and commercial launch; risks related to future market adoption of Canoo’s offerings; risks related to Canoo’s go-to-market strategy and subscription business model; the effects of competition on Canoo’s future business; the ability of the combined company to issue equity or equity-linked securities, and those factors discussed in HCAC’s final prospectus filed on March 4, 2019, Annual Report on Form 10-K for the fiscal year ended December 31, 2019, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020, June 30, 2020, and September 30, 2020, the registration statement on Form S-4 (together with all amendments thereto, the “Registration Statement”) initially filed on September 18, 2020, and the definitive proxy statement / prospectus contained therein, in each case, under the heading “Risk Factors,” and other documents of HCAC filed, or to be filed, with the Securities and Exchange Commission. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Canoo does not presently know or that Canoo currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Canoo’s expectations, plans or forecasts of future events and views as of the date of this press release. Canoo anticipates that subsequent events and developments will cause Canoo’s assessments to change. However, while Canoo may elect to update these forward-looking statements at some point in the future, Canoo specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Canoo’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts

For Canoo / Media Relations

Stacy Morris

press@canoo.com

Investor Relations

Mike Callahan / Tom Cook

CanooIR@icrinc.com